EX-99.906CERT
Certification
Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002
Name of Registrant: ING EQUITY TRUST
Date of Form N-CSR: May 31, 2007
     The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.
A signed original of this written statement required by Section 906 has been provided to ING Equity Trust and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.
     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 30th day of July, 2007.

/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

EX-99.906CERT
Certification
Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002
Name of Registrant: ING Equity Trust
Date of Form N-CSR: May 31, 2007
     The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.
A signed original of this written statement required by Section 906 has been provided to ING Equity Trust and will be retained by ING Equity Trust and furnished to the Securities and Exchange Commission or its staff upon request.
     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 30th day of July, 2007.

/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

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